UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2020

DENBURY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12935	20-0467835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5851 Legacy Circle
Plano,	Texas	75024	(972)	673-2000
(Address of principal executive offices)		(Zip code)	(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001 per share	DEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note:

As previously announced, on July 30, 2020, Denbury Resources Inc. (“Legacy Denbury”) and certain of its direct and indirect subsidiaries (together with Legacy Denbury, the “Company”) filed petitions for voluntary relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). Denbury’s chapter 11 cases were jointly administered under the caption In re Denbury Resources Inc., et al., Case No. 20‑33801 (the “Chapter 11 Cases”). On July 30, 2020, the Company filed the Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates (as amended, modified or supplemented from time to time, the “Plan”) and the related disclosure statement (the “Disclosure Statement”).

On September 2, 2020, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Plan and approving the Disclosure Statement. The Plan, as confirmed, is attached to the Confirmation Order as Exhibit A. The Plan and the Confirmation Order were previously filed as Exhibits 2.1 and 99.1 to Legacy Denbury’s Current Report on Form 8-K, filed with the U.S. Securities and Exchange Commission on September 4, 2020 and are hereby incorporated by reference as Exhibits 2.1 and 99.1 to this Current Report on Form 8-K.

On September 18, 2020 (the “Effective Date”), the Plan became effective in accordance with its terms and the Company emerged from Chapter 11. As part of the transactions undertaken pursuant to the Plan, Legacy Denbury’s existing equity interests outstanding prior to the Effective Date were cancelled and exchanged for Common Stock (as defined below). As a result, effective as of the Effective Date, Denbury Inc., as reorganized pursuant to the Plan (“Denbury”), became the successor reporting company to Legacy Denbury pursuant to Rule 15d-5 of the Securities Exchange Act of 1934, as amended.

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Management Incentive Plan

The Plan provided for the adoption of a management incentive plan, the Denbury Inc. 2020 Omnibus Stock and Incentive Plan (the “LTIP”), effective as of the Effective Date, through an amendment and restatement of the Denbury Resources Inc. Amended and Restated 2004 Omnibus Stock and Incentive Plan, as amended and restated as of March 26, 2020. The LTIP reserved 6,169,591 shares of Denbury’s common stock, par value $0.001 per share, for awards to employees, directors and other service providers. The LTIP provides for, among other things, the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents, other stock-based awards, cash awards, or any combination of the foregoing. On December 3, 2020, Denbury’s board of directors approved and ratified the LTIP. The foregoing description of the LTIP is qualified in its entirety by reference to the full text of the LTIP, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits

(d)Exhibits.

The following exhibits are filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Description
2.1
Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates (Technical Modifications) (incorporated by reference to Exhibit A of the Order Approving the Debtors’ Disclosure Statement For, and Confirming, the Debtors’ Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates, filed as Exhibit 2.1 to Denbury’s Current Report on Form 8-K filed on September 4, 2020).

10.1*	Denbury Inc. 2020 Omnibus Stock and Incentive Plan.
99.1
Order Approving the Debtors’ Disclosure Statement for, and Confirming, the Debtors’ Joint Chapter 11 Plan of Reorganization of Denbury Resources Inc. and its Debtor Affiliates (incorporated by reference to Exhibit 99.1 to Denbury Resources Inc.’s Current Report on Form 8-K filed on September 4, 2020).

104	The cover page has been formatted in Inline XBRL.

*    Included herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denbury Inc. (Registrant)
Date: December 4, 2020	By:	/s/ James S. Matthews
James S. Matthews
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

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